Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International to Participate in A.G.P.’s Spring Virtual Consumer Cannabis Conference on May 4, 2021 at 9:00 ET and Announces Timing of First Quarter 2021 Conference Call

– Company to Report its First Quarter 2021 Financial Results Via News Release

on Monday, May 10, 2021 at 7:00 a.m. ET and Host Conference Call the Same Day at 8:30 a.m. ET

Vancouver, BC, April 29, 2021 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ:VFF) (TSX:VFF) today announced that Michael DeGiglio, Chief Executive Officer, will participate in a panel discussing the Evolving Competitive Environment Within Canada at A.G.P./Alliance Global Partners’ Spring Virtual Consumer Cannabis Conference on Tuesday, May 4, at 9:00 a.m. ET.

A live webcast of the panel discussion will be available to the public on Village Farms’ website (www.villagefarms.com) in the Investors section under the Presentations & Events tab. An archive of the webcast will be available on the Company’s website for approximately 90 days following the live event.

Timing and Details of the First Quarter 2021 Conference Call

The Company also announced it will host a conference call to discuss its first quarter financial results on Monday, May 10, 2021 at 8:30 a.m. ET. Participants can access the conference call by telephone by dialing (647) 427-7450 or (888) 231-8191, or via the Internet at: https://bit.ly/3dGm67Z.

The Company expects to report its first quarter 2021 financial results via news release on Monday, May 10, 2021 at 7:00 a.m. ET.

Conference Call Archive Access Information

For those unable to participate in the conference call at the scheduled time, it will be archived for replay both by telephone and via the Internet beginning approximately one hour following completion of the call. To access the archived conference call by telephone, dial (416) 849-0833 or (855) 859-2056 and enter the passcode 7179724 followed by the pound key. The telephone replay will be available until                     Monday, May 17, 2021 at midnight (ET).  The conference call will also be archived on Village Farms’ web site at  http://villagefarms.com/investor-relations/investor-calls.

About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating greenhouse growers in North America. The Company leverages decades of experience in large-scale, low-cost intensive agriculture as a vertically integrated produce supplier to pursue high-value, high-growth plant-based Consumer Packaged Goods opportunities in cannabis and CBD in North America and select markets internationally.

The Company's wholly-owned Canadian subsidiary, British-Columbia-based Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of the best-selling brands in Canada, and has generated positive adjusted EBITDA for nine consecutive quarters.

In the U.S., subject to compliance with all applicable U.S. federal and state laws, Village Farms is pursuing a strategy to become a leading developer and supplier of branded and white-labeled CBD products targeting major retailers and consumer packaged goods companies. Village Farms has one of the largest greenhouse operations in the country and is strategically positioned to utilize its agricultural experience and Pure Sunfarms' operational and product expertise, to pursue potential high-THC cannabis opportunities when legally permitted to do so.

Internationally, Village Farms evaluates and targets select, nascent, legal cannabis and CBD opportunities with significant long-term potential, with an initial focus on the Asia-Pacific region through its investments in Australia-based Altum International.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This press release also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. Forward-looking statements may relate to the Company’s future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our limited operating history, including that of Pure Sunfarms and our start-up operations of growing hemp in the United States; the legal status of Pure Sunfarms cannabis business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp and agricultural businesses; the ability of Pure Sunfarms to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and licenses (e.g., Pure Sunfarms’ ability to obtain licenses for its Delta 2 greenhouse facility as well as additional licenses under the Canadian act respecting cannabis to amend to the Controlled Drugs and Substances Act, the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Delta 3 greenhouse facility), and changes in our regulatory requirements; risks relating to conversion of our greenhouses to cannabis production for Pure Sunfarms; risks related to rules and regulations at the U.S. federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-

border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the

Company’s control, that may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including this press release. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain Investor Relations LodeRock Advisors (416) 519-4196 lawrence.chamberlain@loderockadvisors.com